Exhibit 10.3
PRICING AGREEMENT
This Pricing Agreement (“Agreement”) is entered into effective as of January 1, 2008 (“Effective Date”), by and among EchoStar Technologies L.L.C. (formerly known as EchoStar Technologies Corporation, “EchoStar”), a limited liability company organized under the laws of the State of Texas, having a place of business at 90 Inverness Circle East, Englewood, Colorado 80112; Bell ExpressVu Inc., in its capacity as General Partner of Bell ExpressVu Limited Partnership (“Bell ExpressVu”), a limited partnership organized under the laws of Ontario, having a place of business at 100 Wynford Drive, Suite 300, Toronto, Ontario M3C 4B4; Bell Distribution Inc. (“BDI”), a corporation incorporated under the laws of Canada, having a place of business at 5055 Satellite Drive, Mississauga, Ontario L4W 5K7; and Bell Canada, a corporation incorporated under the laws of Canada, having its registered office at Cote du Beaver Hall, Montreal, Quebec, H2Z 1S4. For the purpose of this Agreement, EchoStar, Bell ExpressVu and BDI may be referred to individually as a “Party” and collectively as the “Parties” ***. The term “Bell Parties” shall refer to Bell ExpressVu, BDI, and Bell Canada.
1.0 Predecessor Agreements
1.1 Bell ExpressVu and EchoStar or their respective Affiliates (as that term is defined in the System Agreement (as defined herein)) have previously entered into the following agreements with respect to the supply of certain products and services by EchoStar to Bell ExpressVu and its Affiliates:
(a)	*** (*** the “System Agreement”);

(b)	*** (*** the “Supply Agreement”);

(c)	*** (*** the “MVC II Agreement”);

(d)	*** (*** the “Additional Limited Guarantee”); and

(e)	*** (*** the “Assignment and Assumption Agreement”).
The System Agreement, Supply Agreement, MVC II Agreement, Additional Limited Guarantee and Assignment and Assumption Agreement shall be collectively referred to herein as the “Predecessor Agreements”.
2.0 Interpretation
2.1 The Parties agree that the provisions of this Agreement will be binding upon each of the Parties *** effective as of the Effective Date.
2.2 Notwithstanding any other provision herein, in any Schedule attached hereto or any Predecessor Agreement, in the event of any conflict or inconsistency between or among the provisions of this Agreement (including without limitation the attached Schedules) and any Predecessor Agreement, the provisions of this Agreement will prevail. In the event of any conflict or inconsistency between or among the Predecessor Agreements specifically, the order of precedence, to the extent that a specific Predecessor Agreement is still in full force and effect, shall be: a) the Additional Limited Guarantee (solely with respect to the Outstanding Obligations (as defined below)); b) the MVC II Agreement (solely with respect to the Outstanding Obligations); c) the Assignment and Assumption Agreement, d) the Supply
***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Agreement, and e) the System Agreement.
3.0 Survival of Predecessor Agreements
3.1 The Parties expressly agree that the System Agreement and the Supply Agreement remain in full force and effect, except as otherwise amended and modified by this Agreement.
***
3.3 The Parties agree that the MVC II Agreement and the Additional Limited Guarantee will terminate and be of no further force or effect upon the Effective Date, except solely with respect to the Outstanding Obligations (as defined below). Specifically, the Parties acknowledge and agree that:
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3.5 The Parties agree that solely for the purposes of interpreting the Assignment and Assumption Agreement, this Agreement shall be deemed to be the “MVC II Agreement”.
4.0 Supply of EchoStar Products
4.1 Purchase and Supply. In each case subject to and in accordance with the terms and conditions of this Agreement and the Predecessor Agreements otherwise applicable to such purchase, including without limitation the payment duties, obligations, and remedies set forth in the Supply Agreement (whether or not the Supply Agreement as modified by this Agreement is in effect at the time of such purchase), and provided, for the particular model of EchoStar Product or Related Equipment to be purchased, that either: (i) EchoStar is, at the time of such purchase, manufacturing such EchoStar Product or Related Equipment for its own use or for any of its Affiliates, or (ii) the number of the particular model of EchoStar Product or Related Equipment ordered in the past sixty (60) days by Bell ExpressVu and BDI, and their respective successors and permitted assigns, is no less than *** ((i) and (ii) collectively, the “Availability Requirement”), then Bell ExpressVu and BDI, and their respective successors and permitted assigns, will have the right (but not the obligation) to purchase the following EchoStar Products and Related Equipment from EchoStar and/or its Affiliates:
(a)	receiver/decoder units described in the attached Schedule 1 (the “Boxes”);

(b)	antennae and antenna mounting hardware (including, without limitation, Outdoor Units (as that term is defined in the System Agreement)) described in the attached Schedule 1 (the “Outdoor Units”);

(c)	switches, accessories and other related equipment described in the attached Schedule 1 (the “Original Related Equipment”); and

(d)	any of the following EchoStar products that EchoStar or its Affiliates may develop after the Effective Date and sell to other distributors or direct-to-home satellite television operators in commercial quantities ***: (i) receiver/decoder units, including, without limitation, hybrid receiver/decoder units (“New Boxes”), (ii) antennae and antenna mounting hardware (“New Outdoor Units”) and (iii) switches, accessories and other related equipment (“New Related Equipment”). ***
For the purpose of this Agreement: (i) the term “EchoStar Products” shall mean Boxes, Outdoor Units,
***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

New Boxes and New Outdoor Units, collectively, (ii) the term “Related Equipment” shall mean Original Related Equipment and New Related Equipment, collectively, and (iii) the term “New Items” shall mean New Boxes, New Outdoor Units, and New Related Equipment, collectively. The Parties agree that ***.
4.2 Pricing.
***
4.3 Forecasts and Order Acceptance.
4.3.1 Bell ExpressVu will use commercially reasonable efforts to provide (or cause BDI or the Bank to provide) EchoStar on a monthly basis with a *** month rolling estimate of the quantity of EchoStar Products and Related Equipment it expects to purchase over the next *** month period (the “Forecast”). For greater certainty, the failure to provide the Forecast (but not the Binding Forecast (as defined below)) or, except as provided below in this Section 4.3, any divergence of actual quantity ordered from any Forecast (other than the Binding Forecast, except as expressly permitted below), will be deemed not to be a breach hereunder or any Predecessor Agreement and EchoStar will have no right to damages or any other remedy whatsoever as a result thereof.
4.3.2 Bell ExpressVu will order, either directly or by causing *** to order, EchoStar Products by written purchase order (“Order”) issued during the Term. ***
4.3.4 EchoStar shall have no obligation whatsoever to fulfill any Orders other than Binding Orders submitted in accordance with the provisions of this Section 4.3, the Assignment and Assumption Agreement, the System Agreement and the Supply Agreement. ***
4.4 Orders for New Items.
***
4.5 Services.
4.5.1 EchoStar will perform and provide to Bell ExpressVu *** engineering and technical support services for Boxes *** (the “Services”) during the Term. In consideration of the provision by EchoStar of the Services in the manner and on the terms contemplated by this Agreement, commencing as of the Effective Date, Bell ExpressVu will pay EchoStar *** (the “Service Fee”), *** Notwithstanding anything to the contrary in this Agreement, EchoStar shall have an obligation to provide support for EchoStar Products and Related Equipment only during the periods (if any) for which Bell ExpressVu has timely paid the Service Fee, whether or not EchoStar is supplying EchoStar Products and Related Equipment to Bell ExpressVu.
4.5.2 Bell ExpressVu may terminate the provision of Services on *** prior written notice to EchoStar ***
6.0 Conditional Access
***
7.0 Third Party Suppliers
***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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8.0 Term and Termination; Other
8.1 Term and Termination
8.1.1 This Agreement shall be effective as of the Effective Date, and shall continue indefinitely unless or until terminated in accordance with the terms and conditions of this Agreement (“Term”).
8.1.2 This Agreement shall terminate immediately:
     (a) ***;
     (b) upon termination of the System Agreement for any reason;
     (c) upon written notice from the Bell Parties to EchoStar if EchoStar, or from EchoStar to the Bell Parties if a Bell Party, knowingly and intentionally defaults on a material duty or obligation or knowingly and intentionally breaches any material representation, warranty or covenant in the Agreement, the default or breach has a material adverse affect on the terminating party, and such default or breach (if curable) is not cured within *** days of receipt of written notice from the terminating party;
     (d) upon written notice from the Bell Parties to EchoStar if EchoStar, or from EchoStar to the Bell Parties if a Bell Party, (A) becomes insolvent or generally does not pay its debts as such debts become due; (B) admits in writing its inability to pay its debts generally, or makes a general assignment for the benefit of creditors; (C) institutes or has instituted against it any proceeding seeking: (x) to adjudicate it bankrupt or insolvent, (y) any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its assets, and in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of thirty (30) days, or any of the actions sought in such proceeding (including the entry of an order for relief against it of the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets) shall occur; or (D) takes any corporate action to authorize any of the foregoing actions;
     (e) ***; or
     (f) by mutual written agreement of the Parties.
8.1.3 ***
8.1.4 Upon termination of this Agreement for any reason, the Parties shall pay all sums due hereunder, and all Binding Orders shall continue to bind the Parties and expressly survive such termination.
8.2 With respect to the System Agreement, the Parties agree to the following as of the Effective Date:
The following articles and sections shall have no further force and effect:
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8.3 With respect to the Supply Agreement, the Parties agree to the following as of the Effective Date:
(a) Section *** of the Supply Agreement shall have no further force and effect;
***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(b) Section *** of the Supply Agreement shall have no further force and effect; and
(c) Section *** of the Supply Agreement shall have no further force and effect and the term of the Supply Agreement shall expire or terminate contemporaneously with the System Agreement.
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9.0 General
9.1 Notices. For this Agreement and for the purposes of Section 35.9 of the System Agreement and Section 8.7 of the Supply Agreement, the addresses for notice shall be amended as follows:
If to Bell ExpressVu:
100 Wynford Drive
Suite 300
Toronto, Ontario M3C 4B4
Attention: President
Fax No.: ***
With a copy to General Counsel at the same address or fax number.
If to Bell Canada:
100 Wynford Drive
Suite 300
Toronto, Ontario M3C 4B4
Attention: President, Bell Video Group
Fax No.: ***
With a copy to General Counsel at the same address or fax number.
If to Bell Distribution Inc.:
100 Wynford Drive
Suite 300
Toronto, Ontario M3C 4B4
Attention: President, Bell Video Group
Fax No.: ***
With a copy to General Counsel at the same address or fax number.

If to EchoStar:	EchoStar Technologies L.L.C.
90 Inverness Circle East
Englewood, Colorado 80112
Attn: President
Fax No.: ***
***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

with a copy to:	EchoStar Technologies L.L.C.
9601 S. Meridian Blvd.
Englewood, Colorado 80112
Attn: Office of the General Counsel
Fax No.: ***
9.2 Confidentiality. Each party agrees to keep confidential all information provided or obtained from the other party or its representatives in connection with the transactions contemplated by this Agreement, including these terms and conditions. Notwithstanding the foregoing, the recipient (the “Recipient”) of confidential information of the other party (the “Disclosing Party”) may use or disclose the confidential information to the extent that such confidential information is: (a) already known by the Recipient without an obligation of confidentiality, (b) publicly known or becomes publicly known through no unauthorised act of the Recipient, (c) rightfully received from a third party without any obligation of confidentiality, (d) independently developed by the Recipient without use of the confidential information of the Disclosing Party, (e) approved in writing by the Disclosing Party for disclosure, or (f) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Recipient provides the other party with notice of such requirement prior to any such disclosure and takes all reasonable steps available to maintain the information in confidence.
9.3 Modifications. No modification of or amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by the Parties hereto. No waiver of any breach of any term or provision of this Agreement will be effective or binding unless made in writing and signed by the party against whom the waiver is being asserted and, unless otherwise provided in writing, will be limited to the specific breach waived.
9.4 Severability. If a court or other lawful authority of competent jurisdiction declares any provision of this Agreement invalid, illegal or unenforceable, this Agreement will continue in full force and effect with respect to all other provisions and all rights and remedies accrued under such other provisions and sections will survive any such declaration.
9.5 No Partnership. Nothing in this Agreement shall be deemed to create any joint venture, partnership or principal and agent relationship between the Parties and none of them shall hold itself out in its advertising or otherwise in any manner which would indicate or imply any such relationship with the other.
9.6 Governing Law. This Agreement and any Predecessor Agreement will be exclusively governed by and construed and interpreted in accordance with the laws of ***, without giving any effect to the conflict of law provisions thereof. Accordingly, any dispute arising out of or having any connection with this Agreement and/or any Predecessor Agreement shall be decided exclusively in accordance with the laws of ***, without giving any effect to the conflict of law provisions thereof.
9.7 Counterparts. This Agreement may be executed in any number of counterparts each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. The Parties agree that execution of this Agreement may be evidenced by delivery of electronic or facsimile images of executed counterparts.
9.8 ***
***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

In consideration of the foregoing premises and the mutual covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned duly authorized representatives of EchoStar, Bell ExpressVu, Bell Canada and BDI hereby execute and accept this Agreement as of the date first written above.

EchoStar Technologies L.L.C.	Bell Distribution Inc.

By:	By:

Name:	Name:
Title:	Title:

Bell ExpressVu Inc., in its capacity as, General Partner of Bell ExpressVu Limited Partnership	Bell Canada, as ***

By:	By:

Name:	Name:
Title:	Title:
***
***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.